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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2005
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                            Collins Industries, Inc.
             (Exact name of registrant as specified in its charter)

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            Missouri                0-12619                       43-0985160
   (State or other jurisdiction   (Commission                   (IRS Employer
       of incorporation)          File Number)               Identification No.)

        15 Compound Drive, Hutchinson, KS                            67502
    (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (620) 663-5551

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On May 12, 2005 Collins Industries, Inc. (the "Company") issued a press release announcing the completion of its audit committee's investigation of the
Company's reserves for future workers' compensation costs and the status of its outside auditor's additional audit procedures related to the completion of the
Company's restated financial statements. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     (c) Donald Lynn Collins, President and Chief Executive Officer of the
Company, announced today the Board of Directors has named Cletus C. Glasener as
Vice President and Chief Financial Officer of the Company. Mr. Glasener will be responsible for all corporate and companywide accounting and finance functions, including SEC reporting requirements, information technology, and treasury functions. Mr. Glasener will report directly to the President/CEO of the
Company.

     Mr. Glasener, 46, served as Vice President - Controller and Treasurer of
Vought Aircraft Industries, Inc. in Dallas, Texas since 2000. In this role, he served as the principal financial and accounting officer of the $1.2B company.
Additionally, Mr. Glasener managed all of the company's internal and external financial reporting, serving as the principal financial and accounting officer, reporting to Vought's President and CEO for all of 2003 and 2004. Mr. Glasener
holds a B.A. in Economics from Washington University, and a MBA degree from the
University of Missouri. He is a Certified Public Accountant (CPA) and a
Certified Management Accountant (CMA).

     The Company issued a press release on May 12, 2005 regarding this matter. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

     99.1   Collins Industries, Inc. Press Release dated May 12, 2005.

     99.2   Collins Industries, Inc. Press Release dated May 12, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COLLINS INDUSTRIES, INC.

Date:  May 12, 2005
                                   By:    /s/ Donald Lynn Collins
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                                   Name:  Donald Lynn Collins
                                   Title:  President and Chief Executive Officer

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